Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Luby’s, Inc. on Form 10-K for the fiscal year ended August 26, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, K. Scott Gray, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2015	By:	/s/ K. SCOTT GRAY
K. Scott Gray
Senior Vice President and Chief Financial Officer, and Principal Accounting Officer